SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(A)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     240.14a-11(c) or 240.14a-12

                     WESTERN ASSET/CLAYMORE INFLATION-LINKED
                           OPPORTUNITIES & INCOME FUND
                     ---------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

                     WESTERN ASSET/CLAYMORE INFLATION-LINKED
                           OPPORTUNITIES & INCOME FUND
                                  (NYSE - WIW)
                           385 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91101

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 11, 2009


--------------------------------------------------------------------------------

To the Shareholders of
WESTERN ASSET/CLAYMORE INFLATION-LINKED
OPPORTUNITIES & INCOME FUND

         The Annual Meeting of Shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the "Fund") will be held at the offices of Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, on Monday, May 11, 2009 at 2:30 p.m., Central time, for the following purposes:

         (1) Electing one Class II Trustee to hold office for the term indicated; and

         (2) Transacting such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

         The Board of Trustees has fixed the close of business on March 31, 2009 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.


                                    By Order of the Board of Trustees

                                    /s/ Melissa J. Nguyen, Secretary


Pasadena, California
April 3, 2009

          SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                     WESTERN ASSET/CLAYMORE INFLATION-LINKED
                           OPPORTUNITIES & INCOME FUND
                           385 East Colorado Boulevard
                           Pasadena, California 91101

                                 PROXY STATEMENT

         The accompanying proxy is solicited by the Board of Trustees of the Fund for use at the annual meeting of shareholders of the Fund, to be held on May 11, 2009 at 2:30 p.m., Central time (the "Annual Meeting"), and at any adjournment(s) or postponement(s) thereof. At the Annual Meeting, shareholders will be asked to consider the re-election of Ronald A. Nyberg to the Board of Trustees of the Fund. This Proxy Statement and the form of proxy were first mailed to shareholders on or about April 9, 2009.

         The Board of Trustees has fixed the close of business on March 31, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. As of the close of business on that date, the Fund had issued and outstanding 61,184,134 common shares of beneficial interest, no par value (the "Shares"). The Shares constitute the only outstanding voting securities of the Fund entitled to be voted at the Annual Meeting.

         Shareholders of the Fund as of the close of business on March 31, 2009 will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, with no cumulative voting rights.

         Thirty percent of the total Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy, including a proxy given by telephone, may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date (including a proxy given by telephone) or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

         The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies by the Board of Trustees will be borne by the Fund.

         Abstentions and "broker non-votes" (i.e., proxies signed and returned by brokers with respect to shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected.

         R. Jay Gerken, Kevin M. Robinson and Melissa J. Nguyen, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity. Mr. Gerken and Ms. Nguyen are each officers of the Fund, and Mr. Gerken is also a Trustee of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Trustee of the Fund of the Board of Trustees' the nominee listed in this Proxy Statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. Except when a different vote is required by any provision of law or the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") or Bylaws, a plurality of the quorum of Shares necessary for the transaction of business at the Annual Meeting will decide any questions and a plurality of Shares voted shall elect a Trustee.

                              HOW TO SUBMIT A PROXY

         Shareholders of record may submit a proxy in respect of their shares by using any of the following methods:

         By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

         By Mail. Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

         Please see the instructions on the enclosed card for telephone touch-tone proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call.

                                    PROPOSAL

                          ELECTION OF CLASS II TRUSTEE
         In accordance with the Declaration of Trust, the Trustees were divided into the following three classes (each a "Class") prior to the initial public offering of the Shares: Class I, whose term will expire at the 2011 annual meeting of shareholders; Class II, whose term will expire at the Annual Meeting; and Class III, whose term will expire at the 2010 annual meeting of shareholders. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting will be elected for a three-year term.

         The following table sets forth the nominee who will stand for re-election at the Annual Meeting, the Class of Trustees to which he has been designated and the expiration of his term if elected:

         NOMINEE              CLASS           EXPIRATION OF TERM IF ELECTED*
         Ronald A. Nyberg     Class II             2012 Annual Meeting

------------
* Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

         Under the Fund's classified Board structure, ordinarily only the Trustee(s) in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of the Fund under normal circumstances. This structure, which may be regarded as an "anti-takeover" measure, may make it more difficult for the Fund's shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

         It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the re-election of Mr. Nyberg. The nominee has agreed to continue to serve if elected at the Annual Meeting. If the nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend.

         Information Regarding the Trustees. Information about the Trustees and nominees, including their ages as of February 1, 2009, is set forth below. The address of each Trustee and the nominee is c/o the Fund at its principal business address (385 East Colorado Boulevard, Pasadena, California 91101). Of the individuals listed below, only Mr. Nyberg is a nominee for election at the Annual Meeting.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS                    SHARES OF
                                    TERM OF                                               IN FUND     OTHER             THE FUND
                 POSITION(S)        OFFICE AND            PRINCIPAL                       COMPLEX*    DIRECTORSHIPS     BENEFICIALLY
                 HELD               LENGTH                OCCUPATIONS                     OVERSEEN BY HELD BY           OWNED ON
                 WITH               OF TIME               DURING THE                      TRUSTEE OR  TRUSTEE OR        FEBRUARY 1,
NAME AND AGE     FUND               SERVED                PAST 5 YEARS                    NOMINEE     NOMINEE*          2009
------------------------------------------------------------------------------------------------------------------------------------
                                                          Independent Trustees
Michael Larson   Trustee and        Term                  Chief Investment                2           Pan American      4,547**
49               Chairman of        expires in            Officer for William H.                      Silver Corp.
                 the Board of       2011;                 Gates III (1994-present).                   (silver mining,
                 Trustees(1)(2)     served since                                                      development and
                                    September                                                         exploration
                                    2004                                                              company)
                                                                                                      (1999-present).

Ronald A.        Nominee and        Term                  Partner of Nyberg &             47          None              677
Nyberg           Trustee(1)(2)      expires at            Cassioppi, LLC, a law firm
55                                  the Annual            specializing in Corporate
                                    Meeting;              Law, Estate Planning and
                                    served                Business Transactions
                                    since                 (2000-present). Formerly,
                                    January               Executive Vice President,
                                    2004                  General Counsel, and Corporate
                                                          Secretary of Van Kampen
                                                          Investments (1982-1999).

Ronald E.        Trustee(1)(2)      Term                  Retired. Formerly Vice          44          None              None
Toupin, Jr.                         expires in            President, Manager and
50                                  2010;                 Portfolio Manager of
                                    served                Nuveen Asset Management
                                    since                 (1998-1999), Vice
                                    January               President of Nuveen
                                    2004                  Investment Advisory
                                                          Corporation (1993-1999),
                                                          Vice President and
                                                          Manager of Nuveen
                                                          Unit Investment
                                                          Trusts (1991-1999),
                                                          and Assistant Vice
                                                          President and
                                                          Portfolio Manager of
                                                          Nuveen Unit
                                                          Investment Trusts
                                                          (1988- 1999), each
                                                          of John Nuveen &
                                                          Company, Inc.
                                                          (1982-1999).


                                                          Interested Trustees


Nicholas         Trustee            Term                  Attorney. Formerly, Senior      46          None              None
Dalmaso                             expires               Managing Director and Chief
43(3)                               in 2011;              Administrative Officer (2007-
                                    served                2008) and General Counsel
                                    since                 (2001-2007) of Claymore
                                    January               Advisors, LLC and Claymore
                                    2004                  Securities, Inc. Formerly,
                                                          President and Secretary of
                                                          Claymore Investments, Inc.
                                                          (2004-2008). Formerly,
                                                          Assistant General Counsel,
                                                          John Nuveen and Company
                                                          (1999-2001). Formerly Vice
                                                          President and Associate
                                                          General Counsel of Van Kampen
                                                          Investments (1992-1999).


                                       5

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS                    SHARES OF
                                    TERM OF                                               IN FUND     OTHER             THE FUND
                 POSITION(S)        OFFICE AND            PRINCIPAL                       COMPLEX*    DIRECTORSHIPS     BENEFICIALLY
                 HELD               LENGTH                OCCUPATIONS                     OVERSEEN BY HELD BY           OWNED ON
                 WITH               OF TIME               DURING THE                      TRUSTEE OR  TRUSTEE OR        FEBRUARY 1,
NAME AND AGE     FUND               SERVED                PAST 5 YEARS                    NOMINEE     NOMINEE*          2009
------------------------------------------------------------------------------------------------------------------------------------

R. Jay Gerken    Trustee            Term                  Managing Director               152         None              2,090
57(4)            and                expires in            of Legg Mason &
                 President          2010;                 Co., Chairman,
                                    served                President and
                                    since                 Chief Executive
                                    March                 Officer of certain
                                    2007                  mutual funds
                                                          associated with Legg
                                                          Mason & Co., LLC
                                                          ("Legg Mason & Co.")
                                                          or its affiliates (2005-
                                                          present); President of
                                                          Legg Mason Partners
                                                          Fund Advisor, LLC
                                                          ("LMPFA") (2006-
                                                          present); Chairman of
                                                          Smith Barney Fund
                                                          Management LLC and
                                                          Citi Fund Management
                                                          Inc. (2002-2005);
                                                          Chairman, President
                                                          and Chief Executive
                                                          Officer of Travelers
                                                          Investment Adviser,
                                                          Inc. (2002-2005).

(1)  Member of the Audit Committee of the Board of Trustees.

(2)  Member of the Governance and Nominating Committee of the Board of Trustees.

(3) Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund because of his former position as an officer of Claymore Advisors, LLC, the Fund's investment adviser, and his ownership interest in Claymore Group Inc., the parent company of that entity.

(4) Mr. Gerken is an "interested person" (as defined above) of the Fund because of his position as President of the Fund, his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Fund's investment manager, Western Asset Management Company.

* Each Trustee also serves as a Trustee of Western Asset/Claymore Inflation-Linked Securities & Income Fund, a closed-end investment company. The Investment Manager serves as investment adviser to Western Asset/Claymore Inflation-Linked Securities & Income Fund. Messrs. Nyberg, Toupin and Dalmaso also serve as Trustees of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/Claymore Covered Call & Equity Strategy Fund, Fiduciary/Claymore MLP Opportunity Fund, Fiduciary/Claymore Dynamic Equity Fund, Old Mutual/Claymore Long-Short Fund and Claymore/Guggenheim Strategic Opportunities Fund, each of which is a closed-end management investment company, Claymore Exchange-Traded Fund Trust (consisting of 20 separate portfolios) and Claymore Exchange-Traded Fund Trust 2 (consisting of 14 separate portfolios), each an open-end management investment company. Additionally, Messrs. Nyberg and Toupin serve as Trustees for Dreman/Claymore Dividend & Income Fund, and Messrs. Nyberg and Dalmaso serve as Trustees for Advent Claymore Convertible Securities & Income Fund, Advent/Claymore Enhanced Growth & Income Fund and Advent/Claymore Global Convertible Securities & Income Fund, each a closed-end investment company. Mr. Gerken also serves as Chairman, Trustee or Director of an additional 152 open- and closed-end management investment companies associated with Legg Mason & Co. or its affiliates. Each of these Funds is considered part of the same Fund Complex as the Fund.

** As discussed below under "Share Ownership Information", Mr. Larson disclaims beneficial ownership of the Shares of the Fund beneficially owned by Cascade Investment, L.L.C. and William H. Gates III.

         The following table states the dollar range of equity securities beneficially owned as of February 1, 2009 by each Trustee and nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee or nominee in the same "family of investment companies."


                                                       AGGREGATE DOLLAR RANGE
                                                     OF EQUITY SECURITIES IN ALL
                                                        FUNDS OVERSEEN OR TO
                                DOLLAR RANGE OF       BE OVERSEEN BY TRUSTEE
                               EQUITY SECURITIES       OR NOMINEE IN FAMILY
NAME OF TRUSTEE OR NOMINEE        IN THE FUND         OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------

                             Independent Trustees

Michael Larson                 $50,001-$100,000            Over $100,000
Ronald A. Nyberg                  $1-$10,000               Over $100,000
Ronald E. Toupin                     None                      None

                              Interested Trustees

Nicholas Dalmaso                     None                      None
R. Jay Gerken                   $10,001-$50,000           $10,001-$50,000

         Audit Committee. The Board of Trustees has established an Audit Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Fund's investment adviser, Claymore Advisors, LLC (the "Investment Adviser"), or the Fund's investment manager, Western Asset Management Company (the "Investment Manager"), consisting of Messrs. Larson, Nyberg and Toupin (Chairman). Each member of the Audit Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, the Investment Manager and certain of their affiliates. The Trustees have adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to the Fund's Proxy Statement dated March 30, 2007. The charter is not currently made available on the Fund's website.

         The Audit Committee of the Fund has submitted the following report:

         The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund's independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No.

61 ("SAS 61"). SAS 61 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Independence Standards Board Standard No. 1 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to the independent registered public accounting firm's independence), and has discussed with such independent registered public accounting firm the independence of such independent registered public accounting firm. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the Fund's audited financial statements for the last fiscal year in the Fund's annual report to shareholders.

         Ronald E. Toupin (Chairman)
         Michael Larson
         Ronald A. Nyberg

         Governance and Nominating Committee. The Board of Trustees has established a Governance and Nominating Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Investment Manager, consisting of Messrs. Larson, Nyberg (Chairman) and Toupin. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance and Nominating Committee, a copy of which was attached as Appendix A to the Fund's Proxy Statement dated April 11, 2008. The Fund's charter is not currently made available on the Fund's website.

         The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition. The Governance and Nominating Committee may consider candidates for Trustee recommended by the Fund's current Trustees, officers,

Investment Adviser, Investment Manager, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

         The policy of the Governance and Nominating Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund's procedures for shareholders to submit nominee candidates, which are a part of the Governance and Nominating Committee's Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund's Board of Trustees.

         Meetings. During 2008, the Board of Trustees held six meetings, the Audit Committee held four meetings and the Governance and Nominating Committee held three meetings. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and the Committees of the Board of Trustees on which he served. The Fund's policies require the Trustees to attend the Fund's annual shareholder meetings. Each current Trustee attended the Fund's annual shareholder meeting in May 2008, as postponed to June 2008.

         Shareholder Communications. The Board of Trustees provides a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund's Secretary, at Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532. The written communication must include the shareholder's name, be signed by the shareholder, refer to the Fund, and include the class and number of shares held by the shareholder as of a recent date.

         Trustee Compensation. Trustees of the Fund who are not Independent Trustees receive no salary or fees from the Fund. Effective with the first meeting of the Trustees in 2009, each Independent Trustee of the Fund receives a fee of $15,000 annually for serving as a Trustee of the Fund, and a fee of $1,500 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board of Trustees receives an additional $5,000 per year for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $3,000 annually for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended. In 2008, the fees paid to the Independent Trustees were the same as those set forth above except that the Chairman of the Board received $2,000 annually for serving in that capacity; the Audit Committee Chairman and the Governance and Nominating Committee Chairman each received an additional $1,500 annually for serving in their respective capacities; and the in-person meeting fee was $1,000.

         For the fiscal year ended December 31, 2008, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Trustees of the other funds in the same "Fund Complex."

                                                                       TOTAL
                                    PENSION OR                      COMPENSATION
                                    RETIREMENT         ESTIMATED      FROM THE
                    AGGREGATE        BENEFITS           ANNUAL      FUND AND ITS
                   COMPENSATION     ACCRUED AS         BENEFITS     FUNC COMPLEX
 NAME OF TRUSTEE       FROM       PART OF FUND'S         UPON         PAID TO
    OR NOMINEE       THE FUND        EXPENSES         RETIREMENT     TRUSTEES(1)
--------------------------------------------------------------------------------

                              Independent Trustees

Michael Larson        $25,750            $0               $0           $51,500
Ronald A. Nyberg      $25,250            $0               $0          $390,688
Ronald E. Toupin      $25,250            $0               $0          $319,563

                               Interested Trustees

Nicholas Dalmaso        $0               $0               $0             $0
R. Jay Gerken           $0               $0               $0             $0

(1) Represents aggregate compensation paid to each Trustee during the fiscal year ended December 31, 2008 for serving as Trustees to the Fund and other funds in the Fund Complex. Messrs. Larson, Nyberg, Toupin, Dalmaso and Gerken serve as Trustees to 2, 47, 44, 46 and 152 funds in the Fund Complex, respectively.

         During 2008, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser, the Investment Manager or their respective affiliates.

         Required Vote. A plurality of the Shares voted at the Annual Meeting with respect to a particular Class of Trustees is required to elect a Trustee nominee as a member of that Class of Trustees. Thus, with respect to Class II, the Trustee nominee who receives the greatest number of votes properly cast with respect to the Class II Trustee will be elected as a Class II Trustee. The Trustees unanimously recommend that shareholders vote to elect Mr. Nyberg to the Board of Trustees, as a Class II Trustee.

                      INFORMATION CONCERNING THE INVESTMENT
                         ADVISER, THE INVESTMENT MANAGER
                             AND THE FUND'S OFFICERS

         The Investment Adviser is a subsidiary of Claymore Group Inc., a privately-held financial services company. The address of Claymore Group Inc. and the Investment Adviser is 2455 Corporate West Drive, Lisle, Illinois 60532. The Investment Manager is a subsidiary of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The Investment Manager's address is 385 East Colorado Boulevard, Pasadena, California 91101. At their September 8, 2008 meeting, the Trustees, including the Independent Trustees, approved the addition of the following three non-U.S. affiliates of the Investment Manager as additional investment subadvisers of the Fund: Western Asset Management Company Pte. Ltd. in Singapore, Reg. No. 200007692R, 1 George Street #23-01, Singapore 049145, Western Asset Management Company Limited in London, 10 Exchange Square, Primrose Street, London, England EC2A 2EC and Western Asset Management Company Ltd in Japan, 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. An affiliate of the Investment Manager, Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, serves as the Fund's administrator.

         Information regarding the executive officers of the Fund, including their ages as of February 1, 2009 and their ownership of Shares of the Fund, is set forth below. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

                                        TERM OF                                                       SHARES OF THE
                     POSITION(S)        OFFICE AND                                                    FUND BENEFICIALLY
                     HELD               LENGTH OF             PRINCIPAL OCCUPATION(S)                 OWNED ON
NAME AND AGE         WITH FUND          TIME SERVED(1)        DURING THE PAST 5 YEARS                 FEBRUARY 1, 2009
-----------------------------------------------------------------------------------------------------------------------
R. Jay Gerken        Trustee and        Served since          See "Election of Class II               2,090
57                   President          March 2007            Trustee" above.

Charles A.           Vice               Served since          General Counsel of Western              None
Ruys de Perez        President          March 2007            Asset Management Company
51                                                            (2007-present). Formerly:
                                                              Chief Compliance Officer,
                                                              Putnam Investments (2004 - 2007);
                                                              Managing Director and Senior
                                                              Counsel of Putnam Investments
                                                              (2001-2004).

Marie K. Karpinski   Treasurer          Served since          Vice President, Legg Mason              None
60                   and                January 2004          & Co. (2005-present); Vice
                     Principal                                President and Chief Financial
100 Light Street     Financial                                Officer (1986-present) and
Baltimore, MD        and                                      Treasurer (1986-2006) of all
21202                Accounting                               Legg Mason retail, open-end
                     Officer                                  investment companies; Vice
                                                              President, Legg Mason Wood Walker,
                                                              Incorporated (1992- 2005);
                                                              Treasurer and Principal Financial
                                                              and Accounting Officer of Western
                                                              Asset/ Claymore Inflation-Linked
                                                              Securities & Income Fund
                                                              (2003-present); Principal Financial
                                                              and Accounting Officer of Western
                                                              Asset Funds, Inc. (1990-present),
                                                              Western Asset Income Fund and
                                                              Western Asset Premier Bond Fund
                                                              (2001-present); Treasurer of
                                                              Western Asset Funds, Inc.
                                                              (1990-2006), Western Asset Income
                                                              Fund and Western Asset Premier Bond
                                                              Fund (2001-2006).


                                       11

                                        TERM OF                                                       SHARES OF THE
                     POSITION(S)        OFFICE AND                                                    FUND BENEFICIALLY
                     HELD               LENGTH OF             PRINCIPAL OCCUPATION(S)                 OWNED ON
NAME AND AGE         WITH FUND          TIME SERVED(1)        DURING THE PAST 5 YEARS                 FEBRUARY 1, 2009
-----------------------------------------------------------------------------------------------------------------------
Steven M. Hill       Assistant          Served since          Senior Managing Director                None
44                   Treasurer          May 2004              of Claymore Advisors, LLC
                                                              and Claymore Securities,
2455 Corporate                                                Inc. (2005-present); Chief
West Drive                                                    Financial Officer of Claymore
Lisle, IL 60532                                               Group Inc. (2005-2006);
                                                              Managing Director of Claymore
                                                              Advisors, LLC and Claymore
                                                              Securities, Inc. (2003-2005); Chief
                                                              Financial and Accounting Officer
                                                              and Treasurer or Assistant
                                                              Treasurer of certain closed- end
                                                              investment companies in the
                                                              Claymore fund complex; Treasurer of
                                                              Henderson Global Funds and
                                                              Operations Manager for Henderson
                                                              Global Investors (North America)
                                                              Inc. (2002-2003).

Susan C. Curry       Assistant          Served since          Director of Tax--Mutual Funds,          None
42                   Treasurer          February              Legg Mason & Co. (2005-
                                        2007                  present); Director of Tax--
125 Broad St.                                                 Mutual Funds, Citigroup (2004-
New York, NY                                                  2005); Assistant Treasurer, Western
                                                              Asset Funds, Inc., Western Asset
                                                              Income Fund, Western Asset Premier
                                                              Bond Fund, Western Asset/ Claymore
                                                              Inflation-Linked Securities &
                                                              Income Fund (2007- present);
                                                              Partner, Deloitte & Touche
                                                              (1990-2004).

Erin K. Morris       Assistant          Served since          Vice President (2008). Vice             None
42                   Treasurer          January               President and Manager, Funds
                                        2004                  Accounting, Legg Mason & Co.
100 Light Street                                              (2005-present); Assistant Vice
Baltimore, MD                                                 President of Legg Mason Wood
21202                                                         Walker, Incorporated (2002-2005);
                                                              Treasurer of Legg Mason Income
                                                              Trust, Inc., Legg Mason Tax-Free
                                                              Income Fund, Western Asset Income
                                                              Fund, Western Asset Funds, Inc. and
                                                              Western Asset Premier Bond Fund
                                                              (2006-present); Assistant
                                                              Treasurer, Legg Mason Partners Fund
                                                              fixed income complex
                                                              (2007-present). Western Asset/
                                                              Claymore Inflation-Linked
                                                              Securities & Income Fund
                                                              (2003-present). Assistant Treasurer
                                                              of Western Asset/ Claymore
                                                              Inflation-Linked Securities &
                                                              Income Fund (2003-present);
                                                              Assistant Treasurer, Western Asset
                                                              Income Fund, Western Asset Funds,
                                                              Inc., Western Asset Premier Bond
                                                              Fund, Legg Mason Income Trust, Inc.
                                                              and Legg Mason Tax-Free Income Fund
                                                              (2001-2006); Manager, Funds
                                                              Accounting, Legg Mason Wood Walker,
                                                              Incorporated (2000-2005).


                                       12

                                        TERM OF                                                       SHARES OF THE
                     POSITION(S)        OFFICE AND                                                    FUND BENEFICIALLY
                     HELD               LENGTH OF             PRINCIPAL OCCUPATION(S)                 OWNED ON
NAME AND AGE         WITH FUND          TIME SERVED(1)        DURING THE PAST 5 YEARS                 FEBRUARY 1, 2009
-----------------------------------------------------------------------------------------------------------------------
Todd F. Kuehl        Chief              Served since          Vice President, Legg Mason              None
39                   Compliance         February              & Co. (2006-present); Chief
                     Officer 2007                             Compliance Officer of Western
100 Light Street                                              Asset/Claymore Inflation-Linked
Baltimore, MD                                                 Securities & Income Fund,
21202                                                         Western Asset Income Fund,
                                                              Western Asset Premier Bond Fund,
                                                              Western Asset Funds, Inc.
                                                              (2007-present) and Barrett Growth
                                                              Fund and Barrett Opportunity Fund
                                                              (2006-present); Branch Chief,
                                                              Division of Investment Management,
                                                              U.S. Securities and Exchange
                                                              Commission (2002-2006).

Melissa J. Nguyen    Secretary          Served since          Vice President and Assistant            None
30                                      February              General Counsel of Claymore
                                        2006                  Securities, Inc. (2005-present);
2455 Corporate                                                Secretary of certain funds in the
West Drive                                                    Claymore fund complex (2006-
Lisle, IL 60532                                               present). Formerly, Associate,
                                                              Vedder Price P.C. (2003-2005).

Mark E. Mathiasen    Assistant          Served since          Assistant Vice President and            None
30                   Secretary          May 2007              Assistant General Counsel of
                                                              Claymore Advisors, LLC (2007
2455 Corporate                                                to present). Secretary of certain
West Drive                                                    funds in the Claymore fund
Lisle, IL 60532                                               complex. Previously, Law Clerk
                                                              for the Idaho State Courts
                                                              (2003-2007).

(1) Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.


                  SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

         It is currently anticipated that the Fund's next annual meeting of shareholders will be held in May 2010. Proposals that shareholders wish to present to the 2010 Annual Meeting and to have included in the Fund's proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be delivered to the Secretary of the Fund not less than 120 days prior to April 9, 2010 (i.e., on or before December 10, 2009).

         Shareholders who wish to propose one or more nominees for election as Trustees, or to make another proposal, at the 2010 annual meeting must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund not less than 45 days nor more than 60 days, prior to April 9, 2010 (i.e., no earlier than February 8, 2010 and no later than February 23, 2010).

         The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund's proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund's Declaration of Trust and Bylaws.

                           SHARE OWNERSHIP INFORMATION

         As of February 1 , 2009, all Trustees, nominees for Trustee and officers of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund. As of April 1, 2009, Cede & Co., as nominee for participants in The Depository Trust Company, held of record 61,160,584 Shares (representing approximately 99.96% of the outstanding Shares). Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. As of April 1, 2009, the persons shown in the table below owned, to the knowledge of the Fund, beneficially more than five percent of the outstanding Shares.

           SHAREHOLDER NAME AND ADDRESS                SHARE HOLDINGS     PERCENTAGE OWNED
Cascade Investment, L.L.C. and William H. Gates III         4,718,300                7.71%
(as sole member of Cascade Investment, L.L.C.)(1)(2)
Cascade Investment, L.L.C. -2365 Carillon Point,
Kirkland, WA 98033
William H. Gates III - One Microsoft Way,
Redmond, WA 98052

Wells Fargo & Company(3)                                    6,586,076               10.76%
420 Montgomery Street, San Francisco, CA 94163

(1) Based on information obtained from a Schedule 13D filed with the Securities and Exchange Commission on September 29, 2008.

(2) Mr. Larson is the Business Manager of Cascade Investment, L.L.C. and has voting and investment power with respect to the Shares held by Cascade Investment, L.L.C, but disclaims any beneficial ownership of the Shares beneficially owned by Cascade Investment, L.L.C. and Mr. Gates.

(3) Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on January 12, 2009.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act, require the Fund's officers and Trustees, the Investment Adviser, the Investment Manager, certain affiliates of the Investment Adviser and Investment Manager, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, among others, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2008, all such filing requirements were met with respect to the Fund.

                          ANNUAL REPORT TO SHAREHOLDERS

         The Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2008 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532 or you may call 1-866-486-2228.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2009, and the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to termination by a majority of the outstanding Shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the Annual Meeting.

         The following table presents fees billed in each of the Fund's last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

                         Audit   Audit-Related
Fiscal year ended         Fees            Fees        Tax Fees  All Other Fees
------------------------------------------------------------------------------
December 31, 2007      $29,850              $0          $2,400              $0
December 31, 2008      $30,000              $0          $4,000              $0

         "Audit Fees" represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund's financial statements for those fiscal years and services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for that fiscal year.

         "Audit Related Fees" represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements for those years.

         "Tax Fees" represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

         "All Other Fees" represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

         For the Fund's fiscal years ended December 31, 2007 and December 31, 2008, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $29,000 and $20,000, respectively, to the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

         Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since the Fund's inception in October 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser, the Investment Manager and any entity controlling, controlled by or under common control with the Investment Adviser or the Investment Manager that provides ongoing services to the Fund (a "Service Affiliate"), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No "Audit-Related Fees," "Tax Fees" and "Other Fees" set forth in the table above were waived pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X. PricewaterhouseCoopers LLP did not bill any "Tax Fees" or "All Other Fees" that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal years ended December 31, 2007 and December 31, 2008.

         PricewaterhouseCoopers LLP did not bill any fees for non-audit services that required pre-approval by the Audit Committee pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal years ended December 31, 2007 and December 31, 2008.

         The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                   ADJOURNMENT

         In the absence of a quorum at the Annual Meeting, or (even if a quorum is present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournment(s) with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.

                                 OTHER BUSINESS

         The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.



                                            By Order of the Board of Trustees


                                            /s/ Melissa J. Nguyen, Secretary

April 3, 2009

       WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND


Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 11, 2009.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund



       WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND
                                  COMMON SHARES
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON MAY 11, 2009

                  SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     AS AN ALTERNATIVE TO COMPLETING THIS FORM, YOU MAY ENTER YOUR VOTE INSTRUCTION BY TELEPHONE AT 1-800-PROXIES, AND FOLLOW THE SIMPLE INSTRUCTIONS. USE THE COMPANY NUMBER AND ACCOUNT NUMBER SHOWN ON YOUR PROXY CARD.

          The undersigned, revoking all prior proxies, hereby appoints R. Jay Gerken, Melissa J. Nguyen and Kevin M. Robinson, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, a Massachusetts business trust (the "Fund"), to be held at 2455 Corporate West Drive, Lisle, Illinois, on May 11, 2009, at 2:30 p.m., Central time, and at any adjournment(s) or postponement(s) thereof, and thereat to vote as indicated all common shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                                                                        14475

                       ANNUAL MEETING OF SHAREHOLDERS OF

                             WESTERN ASSET/CLAYMORE
                  INFLATION-LINKED OPPORTUNITIES & INCOME FUND

                                  May 11, 2009

                           PROXY VOTING INSTRUCTIONS

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote by phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
---------------     ----------------

ACCOUNT NUMBER
--------------      ----------------



NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.proxyvote.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

10000000000000000000  9                                       051109
--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE     [x]

1. ELECTION OF CLASS II TRUSTEE:

                     NOMINEE:

[ ] FOR THE NOMINEE          Ronald A. Nyberg          Class II Trustee

[ ] WITHHOLD AUTHORITY
    FOR THE NOMINEE

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE IN PROPOSAL 1.

To change the address on your account, please check the box at
right and indicate your new address in the address space above.         [ ]
Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder                          Date:
                         ----------------------        ------------------
Signature of Shareholder                          Date:
                         ----------------------        ------------------


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

       WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND


Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 11, 2009.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund



       WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND
                                  COMMON SHARES
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON MAY 11, 2009

                  SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     AS AN ALTERNATIVE TO COMPLETING THIS FORM, YOU MAY ENTER YOUR VOTE INSTRUCTION BY TELEPHONE AT 1-800-PROXIES, AND FOLLOW THE SIMPLE INSTRUCTIONS. USE THE COMPANY NUMBER AND ACCOUNT NUMBER SHOWN ON YOUR PROXY CARD.

          The undersigned, revoking all prior proxies, hereby appoints R. Jay Gerken, Melissa J. Nguyen and Kevin M. Robinson, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, a Massachusetts business trust (the "Fund"), to be held at 2455 Corporate West Drive, Lisle, Illinois, on May 11, 2009, at 2:30 p.m., Central time, and at any adjournment(s) or postponement(s) thereof, and thereat to vote as indicated all common shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                             WESTERN ASSET/CLAYMORE

                  INFLATION-LINKED OPPORTUNITIES & INCOME FUND

                                  May 11, 2009


               NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
               --------------------------------------------------
              The Notice of Meeting, proxy statement and proxy card
                       are available at www.proxyvote.com


                           Please sign, date and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.



10000000000000000000          9                                  051109


--------------------------------------------------------------------------------

   THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                 YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/
--------------------------------------------------------------------------------

1. ELECTION OF CLASS II TRUSTEE:

                     NOMINEE:

[ ] FOR THE NOMINEE          Ronald A. Nyberg          Class II Trustee

[ ] WITHHOLD AUTHORITY
    FOR THE NOMINEE
--------------------------------------------------------------------------------


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE IN PROPOSAL 1.
--------------------------------------------------------------------------------
To change the address on your account, please check the box at
right and indicate your new address in the address space above.         [ ]
Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------


Signature of Shareholder                          Date:
                         ----------------------        ------------------
Signature of Shareholder                          Date:
                         ----------------------        ------------------


NOTE:     Please sign exactly as your name or names appear on this Proxy.
          When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.